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                                                                    EXHIBIT 4.1

                              INZECO HOLDINGS INC.
           INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA)

                                LEGEND ON REVERSE


                                                 ------------------------
                                                    CUSIP 461918 10 4
                                                 ------------------------

Number

000311       ***C311***                                          Common Shares

                           THIS CERTIFIES THAT

                           IS THE REGISTERED HOLDER OF

                           FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

                                         INZECO HOLDINGS INC.

                           TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE REGISTERED HOLDER IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
                           THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULLY COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND TO EACH SERIES IN SO FAR AS THEY HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.
                           THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION.
                           IN WITNESS WHEREOF THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                           DATED:

             COUNTERSIGNED AND REGISTERED
                                                                 --------------
             MONTREAL TRUST COMPANY OF CANADA, Calgary, Alberta    PRESIDENT


                             TRANSFER AGENT AND REGISTRAR


-------------------------------------------------------------------------------
                                 AUTHORIZED SIGNATURE       SECRETARY-TREASURER

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICES OF MONTREAL TRUST COMPANY OF CANADA, CALGARY, ALBERTA.



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                            FOR VALUE RECEIVED the undersigned hereby
                   sells, assigns and transfers unto

                            PLEASE INSERT SOCIAL INSURANCE NUMBER
                   ----------------------------------------------

                   ----------------------------------------------
                   (REVENUE CANADA REQUIRES THE S.I.N. OF THE
                   TRANSFEREE)


                   ----------------------------------------------------
                           (Name and Address of Transferee)


                   ----------------------------------------------------

                                                                  shares
                   -----------------------------------------------
                   registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints the attorney
                   -----------------------------------------
                   of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

                            DATED:


                   -----------------------  ----------------------------
                   (Signature of Witness)    (Signature of Shareholder)

                   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
                            THE SIGNATURE OF THE TRANSFEROR MUST BE
                   GUARANTEED BY A BANK, TRUST COMPANY OR REGISTERED SECURITIES DEALER.

                   SIGNATURE GUARANTEED BY:
                                           -----------------------------


"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR EXEMPTIONS UNDER SUCH LAWS."

                                       AND

"WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF CANADIAN RESIDENT UNTIL OCTOBER 16, 2000."